EXHIBIT 10.07

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

     This Third Amendment (the "Third Amendment") to that certain employment agreement (the "Agreement") dated effective January 1, 2006 by and between Westside Energy Corporation (the "Company") and Douglas G. Manner ("Manner") is made and entered into effective as of the 7th day of December, 2007 by and between the Company and Manner. All capitalized, undefined terms used herein shall have the respective meanings given to such terms in the Agreement.

     RECITALS

     WHEREAS,  the  Agreement  was  entered  into effective January 1, 2006; and

     WHEREAS, the Agreement was first amended effective March 31, 2006 by an instrument entitled "FIRST AMENDMENT TO EMPLOYMENT AGREEMENT"; and

     WHEREAS, the Agreement was amended a second time effective January 1, 2007 by an instrument entitled "SECOND AMENDMENT TO EMPLOYMENT AGREEMENT" (for purposes of the remainder of this Third Amendment, the term "Agreement" shall mean the Agreement as heretofore amended by said First and Second Amendments); and

     WHEREAS, the Company and Manner desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Company and Manner to amend the Agreement, the Company and Manner agree as follows:

     1.     AMENDMENT  TO  THE  AGREEMENT.

     (a) Section 9 of the Agreement is hereby amended so that the term of the Agreement is increased from two years to three years, ending January 1, 2009.

     (b) Section 7(c) of the Agreement is hereby amended so that any shares of Common Stock issued pursuant to Section 7(c) as additional bonuses shall be issued pursuant to the Company's 2007 Equity Incentive Plan.

     2. MISCELLANEOUS. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this Third Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this Third Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Third Amendment. This Third
Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Third Amendment to the Agreement is adopted as of the second date written above.

"COMPANY"                                   "MANNER"

WESTSIDE  ENERGY  CORPORATION               /s/ Douglas G. Manner
By:/s/ Sean J. Austin                       Douglas G. Manner
Name:  Sean  J.  Austin
Title: Vice  President & Chief
       Financial Officer